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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 15, 2001
                                (DATE OF REPORT)



                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                PENNSYLVANIA                            1-11071                                 23-2668356
(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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UGI Corporation                                                         Form 8-K
Page 2                                                          October 15, 2001



ITEM 5. OTHER EVENTS

       On Monday, October 15, 2001, UGI Corporation issued a news release 1) concerning the decision to close its Hearth USA(R) retail stores and 2) providing an estimate of earnings per share for fiscal year 2001.

       The news release is included as an exhibit to this report and is incorporated here by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         (99) News release by UGI Corporation dated October 15, 2001.



                                   SIGNATURES

       Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                               UGI CORPORATION
                                               (REGISTRANT)



                                         By:  /s/ Brendan P. Bovaird
                                             ------------------------
                                             Brendan P. Bovaird
                                             Vice President and General Counsel
                                             Secretary, and Assistant Treasurer

Date:  October 15, 2001



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                                  EXHIBIT INDEX


99.      Text of press release issued by UGI Corporation on October 15, 2001.